Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 66,711.51
Total Fee Amount	66,711.51
Total Transaction Valuation	435,738,155.85
Total Offset Amount	0.00
Net Fee	$ 0.00